UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

COMMUNITY HEALTH SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V33571-P05287 You invested in COMMUNITY HEALTH SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 7, 2024. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. COMMUNITY HEALTH SYSTEMS, INC. 2024 Annual Meeting Vote by May 6, 2024 11:59 PM ET Vote in Person at the Meeting* May 7, 2024 8:00 AM CT Franklin Marriott Cool Springs 700 Cool Springs Boulevard Franklin, TN 37067 Get informed before you vote View the Notice and Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

COMMUNITY HEALTH SYSTEMS, INC.

2024 Annual Meeting
Vote by May 6, 2024
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Susan W. Brooks	For
1b.	Ronald L. Burgess, Jr.	For
1c.	John A. Clerico	For
1d.	Michael Dinkins	For
1e.	James S. Ely III	For
1f.	John A. Fry	For
1g.	Joseph A. Hastings, D.M.D.	For
1h.	Tim L. Hingtgen	For
1i.	Elizabeth T. Hirsch	For
1j.	William Norris Jennings, M.D.	For
1k.	K. Ranga Krishnan, MBBS	For
1l.	Fawn D. Lopez	For
1m.	Wayne T. Smith	For
1n.	H. James Williams, Ph.D.	For
2.	Proposal to approve on an advisory (non-binding) basis the compensation of the Company's named executive officers.	For
3.	Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V33572-P05287